UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 13, 2005

Date of earliest event reported: June 8, 2005

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
RETIREMENT SAVINGS PLAN

(Exact name of registrant as specified in its charter)

1-13948	Delaware	62-1612879
(Commission file number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Atlanta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4(c))

Item 4.01               Changes in a Registrant’s Certifying Accountant

On June 8, 2005, Rex Meighen & Company, LLP was dismissed, by reason of non-renewal of their annual contract, as the independent accountant for the Schweitzer-Mauduit International, Inc. Retirement Savings Plan’s financial statements.  Berman Hopkins Wright & Laham, CPAs, LLP, was appointed to audit the financial statements of the Schweitzer-Mauduit International, Inc. Retirement Savings Plan for the year ended December 31, 2004.

Rex Meighen & Company, LLP audited the financial statements of the Retirement Savings Plan as of and for the year ended December 31, 2003.  The audit report of Rex Meighen & Company, LLP on the financial statements of the Retirement Savings Plan as of and for the year ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  Further, during the Retirement Saving Plan’s most recent fiscal year ended December 31, 2003, and during the subsequent interim period through June 8, 2005, there were no disagreements with Rex Meighen & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in respect of the Retirement Savings Plan, which disagreements, if not resolved to Rex Meighen & Company, LLP’s satisfaction, would have caused Rex Meighen & Company, LLP to make reference to the subject matter of the disagreement in connection with their opinion on the Retirement Savings Plan’s financial statements.

In addition, none of the reportable events described in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Retirement Savings Plan during the two most recent years ended December 31, 2003, or during the subsequent interim period through June 8, 2005.

The Retirement Savings Plan provided Rex Meighen & Company, LLP with a copy of the foregoing disclosures.  A letter, dated June 10, 2005, from Rex Meighen & Company, LLP is attached as Exhibit 16.1 to the Form 8-K.

During the Retirement Savings Plan’s two most recent fiscal years ended December 31, 2003 and during the interim period through June 8, 2005, neither the Plan Administrator, who administers the Retirement Savings Plan, nor anyone else on the Retirement Savings Plan’s behalf, consulted with Berman Hopkins Wright & Laham, CPAs, LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, in respect of the Retirement Savings Plan, or the type of audit opinion that might be rendered on the Retirement Savings Plan’s financial statements, or regarding any of the other matters or reportable events set forth in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K as they may relate to the Retirement Savings Plan.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter from Rex Meighen & Company, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.
Retirement Savings Plan

	By:	/s/ William R. Foust
William R. Foust
Vice President, Administration
Dated: June 13, 2005